                             FOURTH MODIFICATION OF
                            REVOLVING CREDIT LOAN AND
                   SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS

         THIS LOAN MODIFICATION AGREEMENT (the "MODIFICATION") made this 30th day of June, 2005 by and among RESOURCE AMERICA, INC. ("RAI"), RESOURCE PROPERTIES XXIV, INC. ("RPI XXIV"), RESOURCE PROPERTIES XL, INC. ("RPI XL"), RESOURCE PROPERTIES XXX, INC. ("RPI XXX") and RESOURCE PROPERTIES XXXI, INC. ("RPI XXXI"), each a Delaware corporation (collectively, the "BORROWERS"), and SOVEREIGN BANK, a federal banking association, having an address of 1500 Market Street, Suite 1420, Philadelphia, Pennsylvania 19102 ("BANK" or "LENDER").

                                   BACKGROUND

         A. Resource Properties, Inc., which merged into RAI on June 29, 2005, RPI XXIV, RPI XL, and Resource Properties 53, Inc. ("RPI 53") (the "ORIGINAL BORROWERS") and the Bank entered into a certain Revolving Credit Loan and Security Agreement dated July 27, 1999 (the "ORIGINAL LOAN AGREEMENT") wherein the Original Borrowers established a line of credit loan facility with the Bank in the amount of Fifteen Million Dollars ($15,000,000) (the "LOAN").

         B. As security for the obligations of Original Borrowers under the Loan Documents, RPI XL granted to Lender that certain Leasehold Mortgage and Security Agreement (the "LEASEHOLD MORTGAGE") with regard to the real estate known as Factors Walk - Phase Two, Savannah, Georgia (the "REAL ESTATE").

         C. Original Borrowers, and Bank entered into that certain Modification of Revolving Credit Loan and Security Agreement dated March 30, 2000 (the "FIRST MODIFICATION"), whereby, inter alia, the principal amount of the Loan was increased to Eighteen Million Dollars ($18,000,000).

         D. To evidence the revised Loan in the amount of $18,000,000, Original Borrowers executed and delivered to Bank that certain Replacement Line Note dated March 30, 2000, in the amount of $18,000,000 (the "NOTE").

         E. Original Borrowers, RPI XXX, RPI XXXI, and Bank entered into that certain Second Modification of Revolving Credit Loan and Security Agreement and Modification of Other Loan Documents dated April 30, 2002 (the "SECOND MODIFICATION"), whereby RPI 53 requested that Bank release it from its obligations under the Loan and release certain collateral related to RPI 53's obligations (the "RPI 53 COLLATERAL") and then to substitute RPI XXX and RPI XXXI as additional makers under the Note and add additional collateral owned by RPI XXX and RPI XXXI to the security for the Loan (the "ADDITIONAL COLLATERAL"), in accordance with the terms therein.

         E. RPI, Original Borrowers RPI XXX, RPI XXXI, RPI XXIV, RPI XL and Bank entered into that certain Third Modification of Revolving Credit Loan and Security Agreement dated September 15, 2003 (the "THIRD MODIFICATION") whereby the term of the Loan was extended until July 27, 2005.


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         F. The Note, the Loan Agreement, the Mortgage and all the documents, instruments and undertakings evidencing or securing the Loan, as modified hereby and by the First Modification, Second Modification and Third Modification (collectively, the "OTHER MODIFICATIONS"), are hereinafter collectively referred to as the "LOAN DOCUMENTS"). All capitalized terms used but not defined herein shall have the meaning given to such terms in the Loan Agreement.

         G. Borrowers have requested that Bank (i) extend the term of the Loan,
(ii) release RPI XXIV from its obligations under the Loan Documents and (iii) acknowledge that by operation of law, since Resource Properties, Inc., which was a Borrower, merged into RAI, RAI is now a Borrower under the Loan Documents, which Bank has agreed to do, on the terms and conditions as more fully set forth herein.


                                    AGREEMENT
                                    ---------

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. As used in this Agreement, all capitalized terms shall have the respective meanings provided therefor herein or, in absence of such provision, the respective meanings provided therefor in the Loan Documents. Without limiting the foregoing:

            (a) References in the Loan Documents to the "Mortgage" shall mean and include the Mortgage, as modified by this Agreement and the Other Modifications.

            (b) References in the Loan Documents to the "Loan Agreement" shall mean and include the Loan Agreement as modified by this Agreement and the Other Modifications.

            (c) References in the Loan Documents to the "Note" shall mean and include the Note as modified by this Agreement and the Other Modifications.

            (d) References in the Loan Documents to the "Loan Documents" shall mean and include the Loan Documents as modified by this Agreement and the Other Modifications.

            (e) References in the Loan Documents to the Collateral shall mean and include the Collateral, as defined therein, and any Additional Collateral.

            (f) References in the Loan Documents to the terms "Borrowers" shall mean and include RAI, RPI XXX, RPI XL, and RPI XXXI.

            (g) The term "Obligations" as used herein shall mean any and all Obligations of the Borrowers, or any of them, under the Note, the Mortgage, the Loan Agreement, the Collateral Documents and any other Loan Document.

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         2. Confirmation of Indebtedness.

            (a) Borrowers hereby confirm, acknowledge, and agree that as of the date hereof, the outstanding principal balance of the Note is $0. Borrowers further acknowledge and agree that the foregoing principal balance from the date stated is validly and duly owing by Borrowers to Bank.

            (b) Borrowers hereby confirm, acknowledge, and agree that as of the date hereof, the Borrowing Base is $9,668,000.

            (c) RAI, RPI XXX, RPI XL, and RPI XXXI (collectively the "REMAINING BORROWERS") hereby ratify, confirm and acknowledge that (i) the Note, the Mortgage, and the other Loan Documents are each in full force and effect as of the date hereof, (ii) the Note, the Mortgage and the other Loan Documents constitute valid and legally binding obligations of the Remaining Borrowers,
(iii) no event of default, or event which if continuing would constitute an Event of Default, has occurred under the Loan Documents, and (iv) the Loan Documents are enforceable against the Remaining Borrowers and its assets in accordance with their respective terms.

            (d) Not by way of limitation of anything herein or in the Loan Documents, RAI hereby agrees to be bound by the Note, the Loan Agreement and other Loan Documents, as if it was an original signatory thereto and a Borrower (as applicable) listed therein, and RAI agrees to comply with all covenants set forth in the Loan Documents and hereby sets forth its agreement to the remedies and rights granted to Bank therein.

            (e) In order to induce Bank to enter into this Modification, the Remaining Borrowers hereby reaffirm the various representations and warranties made by the Original Borrowers in the Loan Documents, as if such representations and warranties were made as of this date and set forth fully herein. In order to induce Bank to enter into this Modification, the Remaining Borrowers each hereby represents and warrants to Bank that all representations and warranties made by the Original Borrowers in the Loan Documents are hereby made by the Remaining Borrowers on and as of the date hereof. Not by way of limitation of the foregoing, Remaining Borrowers hereby further represent and warrant that:

            (i) RAI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to execute, deliver and comply with this Modification and the other Loan Documents, and to carry on its business as it is now being conducted and is duly licensed or qualified as a foreign corporation in good standing in each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires such licensing or qualification.

            (ii) The execution and delivery by RAI and the other Borrowers of this Modification and of the consummation of the transactions contemplated by the Loan Documents and this Modification and the fulfillment and compliance with the respective terms, conditions and provisions of the Loan Documents: (a) have been duly authorized by all requisite corporate action of Borrowers, (b) will not conflict with or result in a breach of, or constitute a default (or might, upon the passage of time or the giving of notice or both, constitute a default) under, any of the terms, conditions or provisions of (i) any applicable statute, law, rule, regulation or ordinance, (ii) any Borrowers' articles of incorporation or bylaws, (iii) any indenture, mortgage, loan or credit agreement or instrument to which any of the Borrowers is a party or by which any of them may be bound or affected, or (iv) any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and (c) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any of the Borrowers under the terms or provisions of any such agreement or instrument, except liens in favor of Bank.

            (iii) This Modification has been duly executed by each of the Remaining Borrowers and delivered to Bank, and this Modification and other documents and instruments required hereby or executed in connection herewith constitute legal, valid and binding obligations of such parties, enforceable in accordance with their respective terms.

            (iv) None of the Remaining Borrowers is in violation of its respective articles of organization or bylaws, nor is any such party in default in the performance or observance of any of its respective obligations, covenants or conditions contained in any indenture or other agreement creating, evidencing or securing any Indebtedness or pursuant to which any such Indebtedness is issued, nor is any of the Remaining Borrowers in violation of or in default under any other agreement or instrument or any judgment, decree, order, statute, rule or governmental regulation, applicable to any of them or by which any of their properties may be bound or affected.

            (v) There are no actions, suits or proceedings pending or, to the best of any of the Remaining Borrowers' knowledge, threatened against any of the Remaining Borrowers, or any properties of any of them before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to any Borrower, would have a material adverse effect on such Remaining Borrower's financial or operating condition.

            (vi) No authorization, consent, approval, license, exemption or any other action by and no registration, qualification or filing with any governmental agency or authority is or will be necessary in connection with the execution, delivery and performance of this Modification or any other document or instrument required hereby by any of the Remaining Borrowers.

            (vii) On and as of the date of this Modification, to the best of any of the Remaining Borrowers' knowledge, there has occurred no default or Event of Default under the Note or any other Loan Document and no event which with notice or lapse of time or both would, if unremedied, be a default or Event of Default under the Note or other Loan Document.

            (f) Each of the Remaining Borrowers hereby ratify and confirm that it is fully obligated under the Loan Documents and that the Loan Documents remain in full force and effect as modified hereby. The Loan Documents, AND THE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT CONTAINED IN THE NOTE AND ANY OF THE OTHER LOAN DOCUMENTS, extend to and secure the payment of the obligations of the Remaining Borrowers under the Loan Documents (the "OBLIGATIONS"), as modified by this Agreement. Each of the Loan Documents remains in full force and effect, as modified by this Agreement and, along with the Premises and the other Collateral, AND THE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT CONTAINED IN THE NOTE AND ANY OF THE OTHER LOAN DOCUMENTS, extend to and continue to evidence and secure the Obligations as modified by this Agreement and the Loan Documents. To the extent required in order to achieve the intent of this Agreement, this Agreement shall be deemed to modify each of the Loan Documents.

            (g) BORROWERS HEREBY CONFIRM AND AGREE THAT THEY HAVE NO CLAIM, CAUSE OF ACTION, DEFENSE, SET-OFF, COUNTERCLAIM OR CHALLENGE OF ANY KIND OR NATURE WHATSOEVER AGAINST THE PAYMENT OF ANY OF THE SUMS OWING UNDER THE NOTE OR THE TERMS OF THE OTHER LOAN DOCUMENTS OR THE ENFORCEMENT OR VALIDITY OF THE NOTE OR THE OTHER LOAN DOCUMENTS, AND DO HEREBY REMISE, RELEASE AND FOREVER DISCHARGE ANY AND ALL SUCH CLAIMS, CAUSES OF ACTION, DEFENSES, SET-OFFS, COUNTERCLAIMS OR CHALLENGES.

         3. Amendment to Note. Remaining Borrowers and Lender hereby acknowledge and agree that the term "Borrower" under the Note shall mean all of the Remaining Borrowers, each of which hereby assumes, on a joint and several basis, all obligations of "Borrower" thereunder and is otherwise obligated thereunder as if it were an original signatory thereto. The Remaining Borrowers hereby agree that they are, or remain, as the case may be, bound by the warrant of attorney to confess judgment as set forth in the Note. The Remaining Borrowers hereby confirm that they have agreed to be bound by the foregoing after receiving advice from counsel of their choosing with regard to the same and further confirm that their agreement to be so bound is based on a knowing, voluntary and intelligent decision.

         4. Amendment to the Loan Agreement.

            (a) The following definitions in the Loan Agreement shall be amended as indicated below:

                (i) The term "Borrower" as defined in the Loan Agreement shall mean the Remaining Borrowers.

                (ii) The term "Expiration Date" in Section 1.1 of the Loan
            Agreement shall be July 27, 2006.

            (b) Section 6.1 of the Loan Agreement and Schedule 6.1 referred to therein are hereby deleted in their entirety.

            (c) Section 6.7 of the Loan Agreement and Schedule 6.7 referred to therein are hereby deleted in their entirety and replaced with the following:

                "6.7 LIENS. Borrower shall not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral or any other property securing the obligations of any Obligor to Lender, whether now owned or hereafter acquired, or upon any income, profits or proceeds therefrom."

            (d) The last two sentences of Section 6.16 of the Loan Agreement and
Schedule 6.16 referred to therein are hereby deleted in their entirety.


         5. Conditions Precedent. The obligation of Bank to effect the modifications and agreements contained herein is subject to the conditions precedent that:

            (a) There has been no material adverse change in the financial or operating condition of the Remaining Borrowers since the date of the last submission of financial statements to Bank.

            (b) Remaining Borrowers shall have paid Bank's counsel fees incurred in connection with this Modification.

            (c) Bank shall have received all of the following documents, each of which shall be in form and substance satisfactory to Bank:

                (i) Copies, certified in writing by the secretaries or assistant secretaries of the Remaining Borrowers, of (a) resolutions of its boards of directors evidencing approval of this Modification and the other matters contemplated hereby, and (b) each document evidencing other necessary action and approvals, if any, with respect to this Modification;

                (ii) Written certificates by the secretaries or assistant secretaries of the Remaining Borrowers as to the names and signatures of its officers who are authorized to sign this Modification, and the other documents or certificates to be executed and delivered by it pursuant hereto;

                (iii) Evidence satisfactory to Bank that each of the Remaining Borrowers' Articles of Incorporation and Bylaws delivered to Bank on or about July 27, 1999 or April 30, 2002, as applicable, have not been amended in any way (or if they have been amended, the nature of such amendment) and are in full force and effect;

                (iv) A fully executed copy of this Modification; and

                (v) Good standing certificate with respect to each of the Remaining Borrower issued by the Secretary of the State of the State of Delaware;

                (vi) A bringdown of the previous title report;

                (vii) Such other documents as Bank may reasonably request in connection with this Modification.

            (d) Remaining Borrowers shall have paid to Lender an extension fee of $________.

            (e) Exhibit "B" to the Loan Agreement shall be replaced with Exhibit "A" attached hereto. Schedules 5.3, 5.4, 5.7, 5.13, 5.18, and 5.22 to the Loan Agreement shall be replaced with the schedules attached hereto of the same numbers to reflect the inclusion of RAI as a Borrower.

         6. Reaffirmation of Loan Documents, Accommodations and Collateral. Remaining Borrowers hereby ratify and confirm that each of them is fully obligated under the Loan Documents and that the Loan Documents remain in full force and effect as modified hereby. The Mortgage and the other Loan Documents shall remain in full force and effect and shall be deemed hereby to extend to and secure the Obligations, including without limitation those created under this Modification. To the extent required in order to achieve the intent of this Modification, this Modification shall be deemed to modify each of the Loan Documents and, along with the Real Estate, collateral, and any other collateral pledged or granted to Lender as security for the Obligations, or any of them, extend to and continue to evidence and secure the Loan Documents and the Obligations as modified by this Modification.

         7. Miscellaneous.

            (a) Paragraph headings used in this Modification are for convenience only and shall not affect the construction of this Modification.

            (b) From time to time, Remaining Borrowers will execute and deliver to Bank such additional documents and will provide such additional information as Bank may reasonably require, to carry out the terms of this Modification.

            (c) Remaining Borrowers hereby indemnify, hold harmless, and upon request will defend Bank and its shareholders, officers, directors, employees, attorneys and agents, and their respective successors and assigns (collectively, the "Indemnified Parties") from and against any and all claims and liabilities to third parties, and will pay and reimburse to the Indemnified Parties all losses, payments, reasonable costs and expenses associated therewith, or with Bank's defense (including without limitation reasonable attorneys fees) which Bank may suffer, incur or be exposed to by reason of or in connection with or rising out of (i) the transactions evidenced by or referred to in or related to this Modification or any of the Loan Documents, as modified by this

Modification; and (ii) any actions or omissions of any one or more of the Indemnified Parties which conforms with the terms of this Modification or the Loan Documents, or is in good faith and connected therewith or with the enforcement thereof; provided, however, that the Indemnified Parties shall not be indemnified, defended or held harmless for any consequential or indirect losses or damages, or any losses or damages which were caused by the Indemnified Parties' willful misconduct or gross negligence. The provisions of this paragraph shall survive any cancellation, satisfaction, termination or modification of this Modification, the Note, the Mortgage, any other Loan Document, and the repayment of the Loan.

            (d) This Modification shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (e) Remaining Borrowers shall pay all costs and expenses of Bank in connection with the preparation, execution, delivery, administration and enforcement of this Modification (including title charges and the fees and out-of-pocket costs of counsel with respect hereto).

            (f) This Modification may be signed in counterparts, all of which when taken together shall constitute one and the same instrument.

            (g) REMAINING BORROWERS ACKNOWLEDGE THAT THE NOTE AND OTHER LOAN DOCUMENTS CONTAIN AUTHORIZATIONS TO CONFESS JUDGMENT AGAINST BORROWERS, THAT AT THE TIME ORIGINAL BORROWERS EXECUTED THE NOTE AND THE OTHER LOAN DOCUMENTS BORROWERS CONSULTED, AND IN CONNECTION WITH THE EXECUTION OF THIS MODIFICATION AND THE EXECUTION OF THE DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY HAVE CONSULTED LEGAL COUNSEL WITH RESPECT THERETO AND THAT BORROWERS UNDERSTAND (AND AT THE TIME BORROWERS EXECUTED THE NOTE AND OTHER LOAN DOCUMENTS BORROWERS UNDERSTOOD) THAT THE EXERCISE BY BANK OF THE AUTHORIZATIONS WILL RESULT IN THE ENTRY OF A JUDGMENT AGAINST BORROWERS AND THE SALE OR ATTACHMENT OF OR EXECUTION UPON BORROWERS' PROPERTY (INCLUDING WITHOUT LIMITATION REAL PROPERTY, PERSONAL PROPERTY AND BANK ACCOUNTS) WITHOUT PRIOR NOTICE OR THE OPPORTUNITY FOR A HEARING.

                      SIGNATURE LINES FOLLOW ON NEXT PAGE.

                  IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date written above.

Witness/Attest:                              BORROWERS:

                                             RESOURCE AMERICA, INC., a Delaware
                                             corporation



______________________________               By:________________________________
                                                Alan F. Feldman, Senior Vice
                                                President


                                             RESOURCE PROPERTIES XXIV, INC., a
                                             Delaware corporation



______________________________               By:________________________________
                                                Alan F. Feldman, President


                                             RESOURCE PROPERTIES XL, INC., a
                                             Delaware corporation



______________________________               By:________________________________
                                                Alan F. Feldman, President


                                             RESOURCE PROPERTIES XXX, INC., a
                                             Delaware corporation

______________________________               By:________________________________
                                                Alan F. Feldman, President



                                             RESOURCE PROPERTIES XXXI, INC., a
                                             Delaware corporation


______________________________               By:________________________________
                                                Alan F. Feldman, President

                                         BANK:

                                         SOVEREIGN BANK, a federal banking
                                         association


Attest: ________________________         By:____________________________________
                                            Name:
                                            Title:

STATE OF                              :
                                      : SS
COUNTY OF                             :

         BE IT REMEMBERED, that on this _______ day of ___, 2005, personally came before me, the Subscriber, a Notarial Officer for the State and County aforesaid, Alan F. Feldman, the Senior Vice President of RESOURCE AMERICA, INC., and the President of RESOURCE PROPERTIES XXIV, INC., RESOURCE PROPERTIES XL, INC., RESOURCE PROPERTIES XXX, INC., and RESOURCE PROPERTIES XXXI, INC., each a Delaware corporation, each existing under the laws of the State of Delaware, party to this instrument, known to me personally to be such, and acknowledged this instrument to be the act and deed of the aforesaid corporations, that the signature of the officer thereto is in his own proper handwriting, and that his act of sealing, executing, acknowledging and delivering said instrument was duly authorized by the aforesaid corporations.

         IN WITNESS WHEREOF, I have hereunto set may hand and official seal.


                                                   _____________________________
                                                            Notary Public

STATE OF                           :
                                   : SS
COUNTY OF                          :



         On this _____ day of _________, 2005, before me, a Notary Public, personally appeared Richard J. Narkiewicz, who acknowledged that he is Vice President of SOVEREIGN BANK, and that he being authorized to do so as such officer, executed the foregoing instrument for the purposes therein contained..

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                   _____________________________
                                                            Notary Public

                                                   My Commission Expires: